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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                 DATE OF EARLIEST EVENT REPORTED: April 28, 2006


                              ATWOOD OCEANICS, INC.
             (Exact name of registrant as specified in its charter)



                         COMMISSION FILE NUMBER 1-13167


        Internal Revenue Service - Employer Identification No. 74-1611874


                15835 Park Ten Place Drive, Houston, Texas, 77084
                                 (281) 749-7800

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01 OTHER EVENTS

     On April 28, 2006, the Company announced that the ATWOOD SOUTHERN CROSS, owned and operated by its wholly owned subsidiary Atwood Oceanics Pacific Limited, has been awarded a contract by Turkiye Petrolleri A.O. ("TPAO") to drill three (3) firm wells with options to drill three (3) additional wells off the coast of Turkey. The contract provides for an operating dayrate for the three (3) firm wells of $290,000, with an operating dayrate of $320,000 for the option wells. TPAO will provide a tow vessel and dayrate during rig mobilization and is obligated to pay on behalf of the Company all Turkish income tax assessments. The drilling of the three (3) firm wells is estimated to take one hundred days to complete. If all of the option wells are drilled, the drilling program could extend another one hundred days. This contract will commence immediately upon the rig completing its current commitments in the Black Sea for Melrose Resources and Toreador Turkey Limited (estimated May - July 2007). It now appears that the rig's contract with ENI will not be completed until August
- September 2006.

     A copy of the press release announcing the ATWOOD SOUTHERN CROSS contract is filed with the Form 8-K as Exhibit 99.1 and is incorporated herein by reference.


ITEM 9.01 EXHIBITS

EXHIBIT NO.

EX-99.1  Press Release dated April 28, 2006



     Statements contained in this report with respect to the future are forward-looking statements. These statements reflect management's reasonable judgment with respect to future events. Forward-looking statements involve risks and uncertainties. Actual results could differ materially from those anticipated as a result of various factors: the Company's dependence on the oil and gas industry; the risks involved in the construction and repair of a rig; competition; operating risks; risks involved in foreign operations; risks associated with possible disruption in operations due to terrorism; risks associated with a possible disruption in operations due to war; and governmental regulations and environmental matters. A list of additional risk factors can be found in the Company's annual report on Form 10-K for the year ended September 30, 2005, filed with the Securities and Exchange Commission.


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                                  EXHIBIT INDEX


EXHIBIT NO.               DESCRIPTION


EX - 99.1        Press Release dated April 28, 2006








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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           ATWOOD OCEANICS, INC.
                                           (Registrant)



                                           /s/ James M. Holland
                                           James M. Holland
                                           Senior Vice President

                                           DATE: April 28, 2006








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                               EXHIBIT EX. - 99.1

                          ATWOOD ANNOUNCES CONTRACT FOR
                              ATWOOD SOUTHERN CROSS



Houston, Texas
28 April 2006

FOR IMMEDIATE RELEASE


     Atwood Oceanics, Inc. (a Houston based International Offshore Drilling Contractor - NYSE ATW) announced today that the ATWOOD SOUTHERN CROSS (owned and operated by its wholly owned subsidiary Atwood Oceanics Pacific Limited) has been awarded a contract by Turkiye Petrolleri A.O. ("TPAO") to drill three (3) firm wells with options to drill three (3) additional wells off the coast of Turkey. The contract provides for an operating dayrate for the three (3) firm wells of $290,000, with an operating dayrate of $320,000 for the option wells. TPAO will provide a tow vessel and dayrate during rig mobilization and is obligated to pay on behalf of the Company all Turkish income tax assessments. The drilling of the three (3) firm wells is estimated to take one hundred days to complete. If all of the option wells are drilled, the drilling program could extend another one hundred days. This contract will commence immediately upon the rig completing its current commitments in the Black Sea for Melrose Resources and Toreador Turkey Limited (estimated May - July 2007). It now appears that the rig's contract with ENI will not be completed until August - September 2006.


     Statements contained in this report with respect to the future are forward-looking statements. These statements reflect management's reasonable judgment with respect to future events. Forward-looking statements involve risks and uncertainties. Actual results could differ materially from those anticipated as a result of various factors: the Company's dependence on the oil and gas industry; the risks involved in the construction and repair of a rig; competition; operating risks; risks involved in foreign operations; risks associated with possible disruption in operations due to terrorism; risks associated with a possible disruption in operations due to war; and governmental regulations and environmental matters. A list of additional risk factors can be found in the Company's annual report on Form 10-K for the year ended September 30, 2005, filed with the Securities and Exchange Commission.


                                                         Contact:  Jim Holland
                                                                (281) 749-7804


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